UAM FUNDS

              THE RICE, HALL, JAMES PORTFOLIOS
                 INSTITUTIONAL CLASS SHARES

            Rice, Hall, James Small Cap Portfolio
           Rice Hall James Small/Mid Cap Portfolio

           Supplement dated August 28, 1997 to the
              Prospectus dated January 3, 1997

The information under the heading "PORTFOLIO TURNOVER" on page 10 is amended to reflect that portfolio turnover rates for the Small Mid/Cap Portfolio and the Small Cap Portfolio are not anticipated to exceed 150% and 250% respectively.